UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2025

GOLUB CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00794	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY 10166

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBDC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2025, Golub Capital BDC, Inc. (the “Company”) filed an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock of the Company from 351,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Certificate of Incorporation Amendment”). The Certificate of Incorporation Amendment became immediately effective upon filing.

The Certificate of Incorporation Amendment is attached hereto as Exhibit 3.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 21, 2025, the Company reconvened its annual meeting of stockholders (the “Reconvened Annual Meeting”), which was initially held on February 3, 2025 and adjourned to February 21, 2025 with respect to Proposal 3. The issued and outstanding shares of stock of the Company entitled to vote at the Reconvened Annual Meeting consisted of 264,277,128 shares of common stock outstanding on the record date, December 5, 2024.

The following matter was submitted at the reconvened Annual Meeting to stockholders for consideration:

Proposal 3. To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 351,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Certificate of Incorporation Amendment Proposal”).

At the Reconvened Annual Meeting, the Company’s stockholders approved Proposal 3. The final voting results from the Reconvened Annual Meeting were as follows:

Votes For	Votes Against	Abstain
133,231,161	5,136,703	5,905,010

The results of the votes held on February 3, 2025 were previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

3.1	Certificate of Amendment to Certificate of Incorporation of Golub Capital BDC, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC, INC.

Date: February 25, 2025	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer